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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------


                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 1, 1998


                        Commission File Number: 001-13807

                                   ElderTrust
       (Exact name of registrant as specified in its declaration of trust)


            Maryland                                    23-2932973
   (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

      101 East State Street, Suite 100, Kennett Square, Pennsylvania 19348
                    (Address of principal executive offices)
                                   (zip code)

                                 (610) 925-4200
              (Registrant's telephone number, including area code)




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Item 2.  Acquisition or Disposition of Assets

         On December 1, 1998, ElderTrust (the "Company"), through its 94% owned subsidiary, ElderTrust Operating Limited Partnership (the "Operating Partnership"), acquired the sole interest in one newly-formed limited liability company (ET Sub-Heritage Andover, LLC) and 99% member interests in three newly-formed limited liability companies (ET Sub-Vernon Court, LLC, ET Sub-Cabot Park, LLC, and ET Sub-Cleveland Circle, LLC; the three properties hereafter referred to as the "MHFA LLC's" and all four entities collectively the "LLC's"). The 1% managing member interests in the MHFA LLC's are owned by limited liability companies of which Edward B. Romanov, Jr., the Company's President and Chief Executive Officer, is the sole member. Each LLC except ET Sub-Cabot Park, LLC was formed to acquire one assisted living facility. ET Sub-Cabot Park, LLC was formed to acquire one independent living facility. All four facilities were acquired from National Development of New England and are located in the Boston MA, metropolitan area.

         Consideration paid by the Operating Partnership and the LLC's totaled approximately $64 million and consisted of $23 million in cash, $38 million in assumed existing mortgage financing and $3 million borrowed from the sellers in the form of a seven-month promissory note for these assets. All of the properties are leased to Genesis Eldercare Partnership of New England, L.P., an entity whose majority owner is Genesis Health Ventures, Inc.

Of the total consideration paid, the Operating Partnership paid approximately $41 million consisting of $23 million in cash, $15 million in assumed existing mortgage financing and the aforementioned $3 million borrowed from the sellers. In addition, the Operating Partnership acquired for nominal consideration an option to acquire Mr. Romanov's interest in ET Sub Vernon exercisable at any time within the period ending November 30, 1999 for an exercise price of $4,000. ET Sub-Cabot Park, LLC, and ET Sub-Cleveland Circle, LLC are unconsolidated subsidiaries of the Operating Partnership. Accordingly, the Operating Partnership's combined $9.8 million cash investment through the Operating Partnership in these entities are accounted for using the equity method of accounting. The Operating Partnership's remaining investment totaling $31 million, representing its investment in ET Sub-Heritage Andover, LLC and ET Vernon Court, LLC, will be consolidated with the Company's other operations.

         In connection with the transaction the Operating Partnership and Mr. Romanov made capital contributions to the LLC's totaling $1.7 million and $20,000, respectively, in exchange for their LLC interests. The Operating Partnership also made $15.4 million of subordinated demand loans, bearing interest at 12% per annum, to the LLC's. The contributions and loans are summarized as follows.


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                                                                     Total
    Entity                Contribution            Loan             Investment
    ------                ------------            ----             ----------

ET Sub-Heritage
Andover, LLC             $   853,081         $  7,677,729       $  8,530,810

ET Sub-Vernon
Court, LLC                   321,169            2,919,717          3,240,886

ET Sub-Cabot
Park, LLC                    285,509            2,595,534          2,881,043

ET Sub-Cleveland
Circle, LLC                  244,698            2,224,530          2,469,228
                        ------------         ------------       ------------

Total                   $  1,704,457         $ 15,417,510       $ 17,121,967
                        ============         ============       ============


         In addition, the Operating Partnership and Mr. Romanov contributed capital of $900,000 and $47,000, respectively, and the Operating Partnership made an additional loan of $3.8 million to, ET Capital Corporation. The Operating Partnership and Mr. Romanov own 95% nonvoting and 5% voting interests, respectively, in ET Capital Corp. ET Capital Corp. used these amounts to make additional subordinated loans to the MHFA LLC's.

The funds used by the Operating Partnership to fund the purchase of its LLC interests were borrowed by the Operating Partnership under its Bank Credit Facility.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)            Financial Statements.

                  Supplemental financial information for Genesis is included in the Company's Form 10-Q for the quarter ended June 30, 1998, in accordance with Staff Accounting Bulletin No. 71.

(b)            Pro Forma Financial Information.

                  Not applicable.

(c)            Exhibits.

                  Exhibit No.                  Description of Exhibit
                  -----------                  ----------------------


                    2.1 Purchase and Sale Agreement dated as of June 12, 1998 by and among ElderTrust Operating Limited Partnership, Genesis Health Ventures, Inc., collectively "Purchasers" and Cabot Park Limited Partnership, Cleveland Circle Assisted Living Limited Partnership, Heritage at the Falls Assisted Living Limited Partnership, Vernon Court Associated Limited Partnership, and North Andover Assisted Living Limited Partnership, collectively "Seller".

                                    The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule to the Purchase and Sale Agreement upon request.

                    2.2 Amendment to the Purchase and Sale Agreement dated July 22, 1998 by and among ElderTrust Operating Limited Partnership, Genesis Health Ventures, Inc. and Robert A. Fishman, counsel for the Seller and the NDNE/ADS Entities.

                    2.3 Second amendment to the Purchase and Sale Agreement dated July 31, 1998 by and among ElderTrust Operating Limited Partnership, Genesis Health Ventures, Inc. and Robert A. Fishman, counsel for the Seller and for the NDNE/ADS Entities.

                    2.4 Amendment to the Purchase and Sale Agreement dated November 30, 1998 by and among ElderTrust Operating Limited Partnership, Genesis Health Ventures, Inc. and Robert A. Fishman, counsel for the Seller and for the NDNE/ADS Entities.

                    2.5 Assignment and Assumption of the Purchase and Sale Agreement by and between ElderTrust Operating Limited Partnership and Genesis Health Ventures, Inc. dated November 23, 1998.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELDERTRUST
(Registrant)


/s/ D. Lee McCreary, Jr.
---------------------------------------------------
D. Lee McCreary, Jr.
Senior Vice President and Chief Financial Officer

Date:  December 16, 1998



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                      INDEX TO EXHIBITS

Exhibit No.           Description of Exhibit                         Page No.

2.1 Purchase and Sale Agreement dated as of June 12, 1998 by and among ElderTrust Operating Limited Partnership, Genesis Health Ventures, Inc., collectively "Purchasers" and Cabot Park Limited Partnership, Cleveland Circle Assisted Living Limited Partnership, Heritage at the Falls Assisted Living Limited Partnership, Vernon Court Associated Limited Partnership, and North Andover Assisted Living Limited Partnership, collectively "Seller".

2.2 Amendment to the Purchase and Sale Agreement dated July 22, 1998 by and among ElderTrust
            Operating Limited Partnership, Genesis Health
            Ventures, Inc. and Robert A. Fishman, counsel for the Seller and the NDNE/ADS Entities.

2.3         Second amendment to the Purchase and Sale
            Agreement dated July 31, 1998 by and among ElderTrust Operating Limited Partnership,
            Genesis Health Ventures, Inc. and Robert A.
            Fishman, counsel for the Seller and for the NDNE/ADS Entities.

2.4 Amendment to the Purchase and Sale Agreement dated November 30, 1998 by and among ElderTrust
            Operating Limited Partnership, Genesis Health
            Ventures, Inc. and Robert A. Fishman, counsel for the Seller and for the NDNE/ADS Entities.

2.5 Assignment and Assumption of the Purchase and Sale Agreement by and between ElderTrust
            Operating Limited Partnership and Genesis Health
            Ventures, Inc. dated November 23, 1998.